SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A
                                 Amendment No. 1



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 10, 1998




                             Lynx Therapeutics, Inc.
             (Exact name of registrant as specified in its charter)





          Delaware                         0-22570               94-3161073
(State or other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)


       3832 Bay Center Place
             Hayward, CA                                          94545
(Address of principal executive offices)                        (Zip Code)


                                 (510) 670-9300
              (Registrant's telephone number, including area code)



                                                        Total number of pages: 7
                                                                     Page 1 of 7

         The Registrant hereby amends Item 7 of its Current Report on Form 8-K, filed with the Commission on March 24, 1998, in its entirety to read as follows:


Item 7.           Financial Statements and Exhibits

(a)               Financial Statements of Businesses acquired

                  Not applicable.

(b)               Pro Forma Financial Information

         The accompanying unaudited pro forma financial information gives effect to the sale of the Registrant's portfolio of phosphorothioate antisense patents and licenses and its therapeutic oligonucleotide manufacturing facility (the "Antisense Business") as if the transaction had occurred on January 1, 1997 for purposes of the unaudited statement of operations, and as of December 31, 1997 for purposes of the unaudited balance sheet. No gain from the sale has been reflected in the unaudited pro forma statement of operations due to the nonrecurring nature of this transaction.

         The actual gain on the sale of the Antisense Business will be reported in Lynx Therapeutics, Inc.'s unaudited financial statements included in the Quarterly Report on Form 10-Q for the period ended March 31, 1998 to be filed no later than May 15, 1998.

(c)               Exhibits

                  2.1** + Acquisition Agreement, dated as of February 4, 1998, by and between Inex Pharmaceuticals Corporation and Lynx.

                  99.1 +    Press release dated February 5, 1998.

** Portions of this agreement have been deleted pursuant to our request for confidential treatment.

+ Included with the Registrant's Current Report on Form 8-K, filed with the Commission on March 24, 1998.

                                       2.

Item 7. (b)


                             Lynx Therapeutics, Inc.
                    Unaudited Pro Forma Financial Statements


         The following unaudited pro forma financial statements represent the transaction in which Lynx Therapeutics, Inc. ("Lynx" or the "Company") sold its portfolio of phosphorothioate antisense patents and licenses, and its therapeutic oligonucleotide manufacturing facility (collectively, the "Antisense Business"), to Inex Pharmaceuticals Corporation ("Inex") of Vancouver, Canada, under the terms of the Acquisition Agreement, dated as of February 4, 1998, by and between Inex Pharmaceuticals Corporation and Lynx Therapeutics, Inc. (the "Acquisition Agreement"). The sale was consummated on March 10, 1998.

         Under the terms of the Acquisition Agreement, the Company received $3 million in cash and will receive 1.2 million shares of Inex common stock, in three equal installments, with the first 400,000 shares received on March 10, 1998, and the second and third installments of stock to be received no later than two and three years, respectively, from the closing date of the transaction. The Inex common stock received by Lynx is subject to certain restrictions on trading for specific periods of time following receipt by Lynx. Lynx is also entitled to receive royalties on future sales of phosphorothioate antisense products. In addition, Lynx agreed to a royalty-bearing license to Inex for its phosphoroamidate chemistry for certain therapeutic applications in the fields of cancer and inflammation that will be defined later.

         During 1997, revenues from the Antisense Business were derived principally from sales of LR-3280 clinical materials to, and cost reimbursements from, Schwarz Pharma AG. These revenues represented 11% of the Company's revenues in 1997. The Company does not expect the sale of the Antisense Business to have a significant impact on the Company's future revenues.

         The unaudited financial information ("Lynx Therapeutics, Inc. Net of Antisense Business") gives effect to the sale of the Antisense Business as if the transaction had occurred on January 1, 1997, for purposes of the unaudited statement of operations, and as of December 31, 1997, for purposes of the unaudited balance sheet.

         The pro forma information is presented for illustrative purposes only and is not necessarily indicative of operating results or financial position that would have occurred if the sale had been consummated as presented in the accompanying unaudited pro forma financial information nor is it necessarily indicative of future operating results or financial position.

         The unaudited pro forma condensed financial information should be read in conjunction with the accompanying note and the historical financial statements, including the notes thereto, as filed with the Commission on the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

                                       3.

Item 7. (b)

                             Lynx Therapeutics, Inc.

                        Unaudited Pro Forma Balance Sheet
                                December 31, 1997
                                 (In thousands)

                                                                                                    Lynx               Lynx
                                                                                             Therapeutics, Inc. Therapeutics, Inc.
Assets                                                                             Lynx           Antisense           Net of
                                                                               Therapeutics,      Business           Antisense
                                                                                 Inc. (a)        Sold (b)          Business (c)
                                                                                ----------------------------------------------
Current assets:
   Cash and cash equivalents                                                    $  8,798          $  3,000           $  11,798
   Short-term investments                                                         16,132               --               16,132
   Accounts receivable                                                               244               --                  244
   Other current assets                                                              199               --                  199
                                                                                ----------------------------------------------
Total current assets                                                              25,373             3,000              28,373

Property and equipment:
   Leasehold improvements                                                          3,795               --                3,795
   Laboratory and other equipment                                                  3,562            (1,444)              2,118
                                                                                ----------------------------------------------
                                                                                   7,357            (1,444)              5,913
   Less accumulated depreciation                                                  (3,588)            1,234              (2,354)
                                                                                ----------------------------------------------
Net property and equipment                                                         3,769              (210)              3,559
Notes receivable from officers and employees                                         125               (85)                 40
Other assets                                                                          --               883                 883
                                                                                ----------------------------------------------
                                                                                $ 29,267          $  3,588           $  32,855
                                                                                ==============================================
Liabilities and stockholders' equity
Current liabilities:
   Accounts payable                                                             $    210          $    --            $     210
   Accrued compensation                                                              289               --                  289
   Accrued professional fees                                                         179               --                  179
   Deferred revenue from related parties                                           2,292               --                2,292
   Other accrued liabilities                                                         528                67                 595
                                                                                ----------------------------------------------
Total current liabilities                                                          3,498                67               3,565
Other noncurrent liabilities                                                         179               --                  179

Stockholders' equity:
   Preferred stock, issuable in series, $.001 par value; 2,000,000 shares authorized, all shares designated represent convertible preferred stock:

   Series B, 332,288 shares designated, issued, and outstanding at December 31,
     1997; aggregate liquidation value of $16,614 at December 31, 1997            16,091               --               16,091

   Series C, 123,299 shares designated, issued, and outstanding at December 31,
     1997; aggregate liquidation value of $6,165 at December 31, 1997              6,109               --                6,109

   Series D, 40,000 shares  designated, issued, and outstanding at December 31,
     1997; aggregate liquidation value of $5,000 at December 31, 1997              4,989               --                4,989

   Common stock, $.001 par value; 20,000,000 shares authorized,
     5,892,353 shares issued and outstanding at December 31, 1997                 46,640              170               46,810

   Notes receivable from stockholders                                               (460)              --                 (460)

   Deferred compensation                                                          (5,394)              --               (5,394)

   Unrealized gain/(loss) on marketable securities                                   (45)              --                  (45)

   Accumulated deficit                                                           (42,340)            3,351             (38,989)
                                                                                -----------------------------------------------
Total stockholders' equity                                                        25,590             3,521              29,111
                                                                                -----------------------------------------------
                                                                                $ 29,267          $  3,588            $ 32,855
                                                                                ===============================================

(a)  Represents  historical  Lynx  Therapeutics,   Inc.,  financial  statements,
     including the Antisense Business sold.

(b) Reflects the cash and the first installment of Inex common stock received on the transaction date, the Antisense Business assets sold to Inex, and certain other costs associated with the transaction and incurred by Lynx.

(c) Represents historical Lynx Therapeutics, Inc., financial statements with reflection of the amounts referred to in (b) above.

                             See accompanying note.

                                       4.

Item 7. (b)

                                              Lynx Therapeutics, Inc.

                              Unaudited Pro Forma Consolidated Statement of Operations
                                        For the year ended December 31, 1997
                                      (In thousands, except per share amounts)


                                                                              Less:   Lynx             Lynx
                                                                           Therapeutics, Inc.   Therapeutics, Inc.
                                                             Lynx               Antisense             Net of
                                                      Therapeutics, Inc.        Business             Antisense
                                                              (a)               Sold (b)           Business (c)
                                                      -------------------------------------------------------------
Net revenues:
   Revenues from collaborative arrangements
     with related parties                             $      4,420           $      523           $    3,897
Product sales and other revenues                               162                  --                   162
                                                      -------------------------------------------------------------
Total revenues                                               4,582                  523                4,059

Operating costs and expenses:
   Research and development                                 14,226                2,892               11,334
   Selling, general and administrative                       1,930                  174                1,756
                                                      -------------------------------------------------------------
Total operating costs and expenses                          16,156                3,066               13,090
                                                      -------------------------------------------------------------

Loss from operations                                       (11,574)              (2,543)              (9,031)

Interest income                                                753                 (140)                 893
                                                      -------------------------------------------------------------
Provisions for income taxes
Net loss                                              $    (10,821)          $   (2,683)          $   (8,138)
                                                      =============================================================

Basic and diluted net loss per share                  $      (3.09)          $    (0.77)          $    (2.32)
                                                      =============================================================

Shares used in basic and diluted per
share computation                                            3,501                3,501                3,501
                                                      =============================================================

(a)  Represents  historical  Lynx  Therapeutics,   Inc.,  financial  statements,
     including the Antisense Business.

(b) Reflects the Antisense Business sold, exclusive of any gain realized on the sale.

(c) Represents historical Lynx Therapeutics, Inc. financial statements, net of the Antisense Business sold, exclusive of any gain realized on the sale.


                                              See accompanying note.

                                       5.

 Item 7. (b)



                             Lynx Therapeutics, Inc.
                Note to Unaudited Pro Forma Financial Statements


         The pro forma financial statements give effect to the following pro forma adjustments:

         The preceding unaudited pro forma financial statements represent the transaction in which Lynx Therapeutics, Inc. ("Lynx" or the "Company") sold its portfolio of phosphorothioate antisense patents and licenses, and its therapeutic oligonucleotide manufacturing facility (the "Antisense Business"), to Inex Pharmaceuticals Corporation ("Inex") of Vancouver, Canada, under the terms of the Acquisition Agreement, dated as of February 4, 1998, by and between Inex Pharmaceuticals Corporation and the Company (the "Acquisition Agreement"). The sale was consummated on March 10, 1998.

         Under the terms of the Acquisition Agreement, the Company received $3 million in cash and will receive 1.2 million shares of Inex common stock, in three equal installments, with the first 400,000 shares received on March 10, 1998, and the second and third installments of stock to be received no later than two and three years, respectively, from the closing date of the transaction. The Inex common stock received by Lynx is subject to certain restrictions on trading for specific periods of time following receipt by Lynx. Lynx is also entitled to receive royalties on future sales of phosphorothioate antisense products. In addition, Lynx has agreed to a royalty-bearing license to Inex for its phosphoroamidate chemistry for certain therapeutic applications in the fields of cancer and inflammation that will be defined later.

         During 1997, revenues from the Antisense Business were derived principally from sales of LR-3280 clinical materials to, and cost reimbursements from, Schwarz Pharma AG. These revenues represented 11% of the Company's revenues in 1997. The Company does not expect the sale of the Antisense Business to have a significant impact on the Company's future revenues.

         The unaudited financial information ("Lynx Therapeutics, Inc. Net of Antisense Business") gives effect to the sale of the Antisense Business as if the transaction had occurred on January 1, 1997, for purposes of the unaudited statements of operations, and as of December 31, 1997, for purposes of the unaudited balance sheet.

                                       6.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Lynx Therapeutics, Inc.
                                   --------------------------------------------
                                           (Registrant)

May 11, 1998                       /s/  Edward C. Albini
-----------------------------      --------------------------------------------
           (Date)                  Edward C. Albini
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                                       7.